                                                                     EXHIBIT 5.2



                                 March ___, 2003


Toll Brothers, Inc.
Toll Brothers Finance Corp.
3103 Philmont Avenue
Huntingdon Valley, PA 19006

         Re: Registration Statement on Form S-4
             ----------------------------------

Ladies and Gentlemen:

         I am General Counsel to Toll Brothers, Inc., a Delaware corporation (the "Company"). In connection with the registration by Toll Brothers Finance Corp., a Delaware corporation (the "Issuer"), of $300,000,000 in aggregate principal amount of 6.875% Senior Notes due 2012 (the "Exchange Notes") and the registration by the subsidiaries of the Company listed on Schedule I hereto (the "Guarantors"), of guarantees with respect to the Exchange Notes (the "Exchange Guarantees") on a Form S-4 registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), you have requested my opinion with respect to the matters set forth below. The Exchange Notes and the Exchange Guarantees will be issued pursuant to an indenture, dated as of November 22, 2002, as amended, by and among the Company, the Issuer, the Guarantors and Bank One Trust Company, N.A., as trustee (as supplemented or amended, as the case may be, by the Authorizing Resolutions attached as Exhibit A to the Joint Action of Persons Authorized to Act on Behalf of Each of Toll Brothers Finance Corp., Toll Brothers, Inc. and Each of the Entities Listed on Schedule I thereto dated as of November 22, 2002, the "Indenture"). Capitalized terms used herein without definition have the meanings given to them in the Indenture, a copy of which will be filed as an exhibit to the Registration Statement.

         In my capacity as General Counsel in connection with the preparation and filing of the Registration Statement, I am familiar with the proceedings taken and proposed to be taken by the Company, the Issuer and the Guarantors in connection with the authorization and issuance of the Exchange Notes and the Exchange Guarantees, and for purposes of this opinion, I have assumed such proceedings will be timely completed in the manner presently proposed and the terms of such issuance will otherwise be in compliance with law.

         As such counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed herein. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

Toll Brothers, Inc.
Toll Brothers Finance Corp.
March ___, 2003
Page 2



         To the extent that my opinion addresses matters of law, my opinion is limited to the federal laws of the United States, the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware. Accordingly, to the extent that any other laws govern any of the matters as to which I express an opinion below, I have assumed, without independent investigation, that the laws of such jurisdiction are the same as those of the Commonwealth of Pennsylvania, and I express no opinion as to whether such assumption is reasonable or correct.

         Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof, the Exchange Guarantees, when (i) the Exchange Notes have been authenticated by the Trustee and executed and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement and the Indenture upon the exchange and (ii) the Exchange Guarantees have been authenticated by the Trustee and executed and delivered by the Guarantors in accordance with the terms of the Registration Rights Agreement and the Indenture, will constitute legally valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         I consent to your filing this opinion as an exhibit to the Registration Statement and the use of my name under the heading "Legal Matters" in the prospectus included therein. In giving this consent, I do not hereby admit that I come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations thereunder.

                                                   Very truly yours,

                                   SCHEDULE I



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Name of Guarantor                                  Organization
--------------------------------------             --------------------
Toll Holdings, Inc.                                Delaware
Amwell Chase, Inc.                                 Delaware
BBCC Investments, Inc.                             Pennsylvania
Brentwood Investments I, Inc                       Tennessee
Bunker Hill Estates, Inc.                          Delaware
Chesterbrooke, Inc.                                Delaware
Connecticut Land Corp.                             Delaware
Daylesford Development Corp.                       Delaware
Eastern States Engineering, Inc.                   Delaware
Edmunds-Toll Construction Company                  Arizona
Fairway Valley, Inc.                               Delaware
First Brandywine Finance Corp.                     Delaware
First Brandywine Investment Corp. II               Delaware
First Brandywine Investment Corp. III              Delaware
First Huntingdon Finance Corp.                     Delaware
Franklin Farms G.P., Inc.                          Delaware
Frenchman's Reserve Country Club, Inc.             Florida
HQZ Acquisitions, Inc.                             Michigan
MA Limited Land Corporation                        Delaware
Maple Point, Inc.                                  Delaware
Maryland Limited Land Corporation                  Delaware
Mizner County Club, Inc.                           Florida
Polekoff Farm, Inc.                                Pennsylvania
Silverman Development Company, Inc.                Michigan
SH Homes Corporation                               Michigan
SI Investment Corporation                          Michigan
Springfield Chase, Inc.                            Delaware
Stewarts Crossing, Inc.                            Delaware
Tampa Realty Associates, Inc.                      Florida
TB Proprietary Corp.                               Delaware
TB Proprietary LP, Inc.                            Delaware
Tenby Hunt, Inc.                                   Delaware
The Silverman Building Companies, Inc.             Michigan



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Toll AZ GP Corp.                                   Delaware
Toll Bros., Inc.                                   Pennsylvania
Toll Bros., Inc.                                   Delaware
Toll Bros., Inc.                                   Texas
Toll Bros. of Arizona, Inc.                        Arizona
Toll Bros. of North Carolina, Inc.                 North Carolina
Toll Bros. of North Carolina II, Inc.              North Carolina
Toll Bros. of North Carolina III, Inc.             North Carolina
Toll Bros. of Tennessee, Inc.                      Delaware
Toll Brothers Real Estate, Inc.                    Pennsylvania
Toll CA GP Corp.                                   California
Toll CO GP Corp.                                   Colorado
Toll Corp.                                         Delaware
Toll Finance Corp.                                 Delaware
Toll FL GP Corp.                                   Florida
Toll IL GP Corp.                                   Illinois
Toll Land Corp. No. 6                              Pennsylvania
Toll Land Corp. No. 10                             Delaware
Toll Land Corp. No. 20                             Delaware
Toll Land Corp. No. 43                             Delaware
Toll Land Corp. No. 45                             Delaware
Toll Land Corp. No. 46                             Delaware
Toll Land Corp. No. 47                             Delaware
Toll Land Corp. No. 48                             Delaware
Toll Land Corp. No. 49                             Delaware
Toll Land Corp. No. 50                             Delaware
Toll Land Corp. No. 51                             Delaware
Toll Land Corp. No. 52                             Delaware
Toll Land Corp. No. 53                             Delaware
Toll Land Corp. No. 55                             Delaware
Toll Land Corp. No. 56                             Delaware
Toll Land Corp. No. 58                             Delaware
Toll Land Corp. No. 59                             Delaware
Toll Land Corp. No. 60                             Delaware
Toll Management AZ Corp.                           Delaware
Toll Management VA Corp.                           Delaware
Toll MI GP Corp.                                   Michigan
Toll NH GP Corp.                                   New Hampshire
Toll NJX-I Corp.                                   Delaware



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Toll NJX-II Corp.                                  Delaware
Toll NV GP Corp.                                   Nevada
Toll NC GP Corp.                                   North Carolina
Toll OH GP Corp.                                   Ohio
Toll PA GP Corp.                                   Pennsylvania
Toll PA II GP Corp.                                Pennsylvania
Toll Peppertree, Inc.                              New York
Toll Philmont Corporation                          Delaware
Toll Realty Holdings Corp. I                       Delaware
Toll Realty Holdings Corp. II                      Delaware
Toll Realty Holdings Corp. III                     Delaware
Toll RI GP Corp.                                   Rhode Island
Toll SC GP Corp.                                   South Carolina
Toll TN GP Corp.                                   Tennessee
Toll TX GP Corp.                                   Delaware
Toll VA GP Corp.                                   Delaware
Toll VA Member Two, Inc.                           Delaware
Toll Wood Corporation                              Delaware
Toll YL, Inc.                                      California
Valley Forge Conservation Holding GP Corp.         Pennsylvania
Warren Chase, Inc.                                 Delaware
Windsor Development Corp.                          Pennsylvania
Afton Chase, L.P.                                  Pennsylvania
Audubon Ridge, L.P.                                Pennsylvania
BBCC Golf, L.P.                                    Pennsylvania
BBCC Investments, L.P.                             Pennsylvania
Beaumont Chase, L.P.                               Pennsylvania
Belmont Land, L.P.                                 Virginia
Bennington Hunt, L.P.                              New Jersey
Bernards Chase, L.P.                               New Jersey
Binks Estates Limited Partnership                  Florida
The Bird Estate Limited Partnership                Massachusetts
Blue Bell Country Club, L.P.                       Pennsylvania
Branchburg Ridge, L.P.                             New Jersey
Brandywine River Estates, L.P.                     Pennsylvania
Brass Castle Estates, L.P.                         New Jersey
Brentwood Investments, L.P.                        Tennessee
Bridle Estates, L.P.                               Pennsylvania
Broad Run Associates, L.P.                         Pennsylvania



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Buckingham Woods, L.P.                             Pennsylvania
Bucks County Country Club, L.P.                    Pennsylvania
CC Estates Limited Partnership                     Massachusetts
Calabasas View, L.P.                               California
Charlestown Hills, L.P.                            New Jersey
Cheltenham Estates Limited Partnership             Michigan
Chesterbrooke Limited Partnership                  New Jersey
Chesterfield Hunt, L.P.                            New Jersey
Cobblestones at Thornbury, L.P.                    Pennsylvania
Cold Spring Hunt, L.P.                             Pennsylvania
Coleman-Toll Limited Partnership                   Nevada
Concord Chase, L.P.                                Pennsylvania
Cortlandt Chase, L.P.                              New York
Delray Limited Partnership                         Florida
Dolington Estates, L.P.                            Pennsylvania
Dominion Country Club, L.P.                        Virginia
Eagle Farm Limited Partnership                     Massachusetts
Edmunds-Toll Limited Partnership                   Arizona
Eldorado Country Estates, L.P.                     Texas
Estates at Autumnwood, L.P.                        Delaware
The Estates at Brooke Manor Limited Partnership    Maryland
Estates at Coronado Pointe, L.P.                   California
The Estates at Potomac Glen Limited Partnership    Maryland
Estates at Princeton Junction, L.P.                New Jersey
Estates at Rivers Edge, L.P.                       New Jersey
Estates at San Juan Capistrano, L.P.               California
The Estates at Summit Chase, L.P.                  California
Fairfax Investment, L.P.                           Virginia
Fairfax Station Hunt, L.P.                         Virginia
Fair Lakes Chase, L.P.                             Virginia
Fairway Mews Limited Partnership                   New Jersey
Farmwell Hunt, L.P.                                Virginia
First Brandywine Partners, L.P.                    Delaware
Franklin Oaks Limited Partnership                  Massachusetts
Freehold Chase, L.P.                               New Jersey
Great Falls Hunt, L.P.                             Virginia
Great Falls Woods, L.P.                            Virginia
Greens at Waynesborough, L.P.                      Pennsylvania



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Greenwich Chase, L.P.                              New Jersey
Greenwich Station, L.P.                            New Jersey
Hockessin Chase, L.P.                              Delaware
Holland Ridge, L.P.                                New Jersey
Holliston Hunt Limited Partnership                 Massachusetts
Hopewell Hunt, L.P.                                New Jersey
Huckins Farm Limited Partnership                   Massachusetts
Hunter Mill, L.P.                                  Virginia
Hunterdon Chase, L.P.                              New Jersey
Hunterdon Ridge, L.P.                              New Jersey
Huntington Estates Limited Partnership             Connecticut
Hurley Ridge Limited Partnership                   Maryland
Independence Hill, L.P.                            New Jersey
Kensington Woods Limited Partnership               Massachusetts
Knolls of Birmingham, L.P.                         Pennsylvania
Lakeridge, L.P.                                    Pennsylvania
Lakeway Hills Properties, L.P.                     Texas
Laurel Creek, L.P.                                 New Jersey
Loudoun Valley Associates, L.P.                    Virginia
Mallard Lakes, L.P.                                Texas
Manalapan Hunt, L.P.                               New Jersey
Maple Creek Limited Partnership                    Michigan
Marshallton Chase, L.P.                            Pennsylvania
Mill Road Estates, L.P.                            Pennsylvania
Montgomery Chase, L.P.                             New Jersey
Montgomery Oaks, L.P.                              New Jersey
Moorestown Hunt, L.P.                              New Jersey
Mount Kisco Chase, L.P.                            New York
NC Country Club Estates Limited Partnership        North Carolina
Newport Ridge Limited Partnership                  Michigan
Newtown Chase Limited Partnership                  Connecticut
Northampton Crest, L.P.                            Pennsylvania
Northampton Preserve, L.P.                         Pennsylvania
Patriots, L.P.                                     New Jersey
The Preserve Limited Partnership                   North Carolina
The Preserve at Annapolis Limited Partnership      Maryland
The Preserve at Boca Raton Limited Partnership     Florida
Preston Village Limited Partnership                North Carolina
Princeton Hunt, L.P.                               New Jersey



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Providence Limited Partnership                     North Carolina
Providence Hunt, L.P.                              Pennsylvania
Providence Plantation Limited Partnership          North Carolina
Regency at Dominion Valley, L.P.                   Virginia
River Crossing, L.P.                               Pennsylvania
Rolling Greens, L.P.                               New Jersey
Rose Hollow Crossing Associates                    Pennsylvania
Rose Tree Manor, L.P.                              Pennsylvania
Seaside Estates Limited Partnership                Florida
Shrewsbury Hunt Limited Partnership                Massachusetts
Silverman-Toll Limited Partnership                 Michigan
Somers Chase, L.P.                                 New York
Somerset Development Limited Partnership           North Carolina
South Riding, L.P.                                 Virginia
South Riding Partners, L.P.                        Virginia
Southlake Woods, L.P.                              Texas
Southport Landing Limited Partnership              Connecticut
Springton Pointe, L.P.                             Pennsylvania
Stone Mill Estates, L.P.                           Pennsylvania
Stoney Ford Estates, L.P.                          Pennsylvania
Swedesford Chase, L.P.                             Pennsylvania
TBI/Heron Bay Limited Partnership                  Florida
TBI/Naples Limited Partnership                     Florida
TBI/Palm Beach Limited Partnership                 Florida
TB Proprietary, L.P.                               Delaware
Tenby Hunt, L.P.                                   Delaware
Thornbury Knoll, L.P.                              Pennsylvania
Timber Ridge Investment Limited Partnership        Michigan
Toll at Brier Creek Limited Partnership            North Carolina
Toll at Daventry Park, L.P.                        Ohio
Toll at Payne Ranch, L.P.                          California
Toll at Potomac Woods, L.P.                        Virginia
Toll at Princeton Walk, L.P.                       New Jersey
Toll at Westlake, L.P.                             New Jersey
Toll at Whippoorwill, L.P.                         New York
Toll Bros. of Tennessee, L.P.                      Tennessee
Toll Brothers Maryland II Limited Partnership      Maryland
Toll CA, L.P.                                      California
Toll CA II, L.P.                                   California



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Toll CA III, L.P.                                  California
Toll CA IV, L.P.                                   California
Toll CA V, L.P.                                    California
Toll CA VI, L.P.                                   California
Toll CO, L.P.                                      Colorado
Toll CT Limited Partnership                        Connecticut
Toll CT II Limited Partnership                     Connecticut
Toll CT Westport Limited Partnership               Connecticut
Toll-Dublin, L.P.                                  California
Toll Estero Limited Partnership                    Florida
Toll FL Limited Partnership                        Florida
Toll Ft. Myers Limited Partnership                 Florida
Toll IL, L.P.                                      Illinois
Toll IL II, L.P.                                   Illinois
Toll IL III, L.P.                                  Illinois
Toll IL HWCC, L.P.                                 Illinois
Toll Land Limited Partnership                      Connecticut
Toll Land IV Limited Partnership                   New Jersey
Toll Land V Limited Partnership                    New York
Toll Land VI Limited Partnership                   New York
Toll Land VII Limited Partnership                  New York
Toll Land VIII Limited Partnership                 New York
Toll Land IX Limited Partnership                   Virginia
Toll Land X Limited Partnership                    Virginia
Toll Land XI Limited Partnership                   New Jersey
Toll Land XII Limited Partnership                  New York
Toll Land XIII Limited Partnership                 New York
Toll Land XIV Limited Partnership                  New York
Toll Land XV Limited Partnership                   Virginia
Toll Land XVI Limited Partnership                  New Jersey
Toll Land XVII Limited Partnership                 Connecticut
Toll Land XVIII Limited Partnership                Connecticut
Toll Land XIX Limited Partnership                  California
Toll Land XX Limited Partnership                   California
Toll Land XXI Limited Partnership                  Virginia
Toll Land XXII Limited Partnership                 California
Toll Land XXIII Limited Partnership                California
Toll Land XXV Limited Partnership                  New Jersey
Toll Land XXVI Limited Partnership                 Ohio



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Toll Land XXVII Limited Partnership                Delaware
Toll MD Limited Partnership                        Maryland
Toll MD II Limited Partnership                     Maryland
Toll MD III Limited Partnership                    Maryland
Toll MD IV Limited Partnership                     Maryland
Toll MI Limited Partnership                        Michigan
Toll MI II Limited Partnership                     Michigan
Toll MI III Limited Partnership                    Michigan
Toll Naples Limited Partnership                    Florida
Toll Naval Associates                              Pennsylvania
Toll NH Limited Partnership                        New Hampshire
Toll NJ, L.P.                                      New Jersey
Toll NJ II, L.P.                                   New Jersey
Toll NJ III, L.P.                                  New Jersey
Toll NJ IV, L.P.                                   New Jersey
Toll NJ V, L.P.                                    New Jersey
Toll NJ VI, L.P.                                   New Jersey
Toll Northville Limited Partnership                Michigan
Toll Northville Golf Limited Partnership           Michigan
Toll NV Limited Partnership                        Nevada
Toll PA, L.P.                                      Pennsylvania
Toll PA II, L.P.                                   Pennsylvania
Toll PA III, L.P.                                  Pennsylvania
Toll PA IV, L.P.                                   Pennsylvania
Toll PA V, L.P.                                    Pennsylvania
Toll PA VI, L.P.                                   Pennsylvania
Toll PA VII, L.P.                                  Pennsylvania
Toll Peppertree, L.P.                              New York
Toll Reston Associates, L.P.                       Delaware
Toll RI, L.P.                                      Rhode Island
Toll RI II, L.P.                                   Rhode Island
Toll SC, L.P.                                      South Carolina
Toll SC II, L.P.                                   South Carolina
Toll TX, L.P.                                      Texas
Toll TX II, L.P.                                   Texas
Toll VA, L.P.                                      Virginia
Toll VA II, L.P.                                   Virginia
Toll VA IV, L.P.                                   Virginia
Toll VA V, L.P.                                    Virginia



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
Toll Venice Limited Partnership                    Florida
Toll YL, L.P.                                      California
Toll YL II, L.P.                                   California
Trumbull Hunt Limited Partnership                  Connecticut
Uwchlan Woods, L.P.                                Pennsylvania
Valley Forge Conservation Holding, L.P.            Pennsylvania
Valley Forge Woods, L.P.                           Pennsylvania
Valley View Estates Limited Partnership            Massachusetts
Village Partners, L.P.                             Pennsylvania
Waldon Preserve Limited Partnership                Michigan
Warwick Greene, L.P.                               Pennsylvania
Warwick Woods, L.P.                                Pennsylvania
Washington Greene Development, L.P.                New Jersey
West Amwell Limited Partnership                    New Jersey
Whiteland Woods, L.P.                              Pennsylvania
Wichita Chase, L.P.                                Texas
Willowdale Crossing, L.P.                          Pennsylvania
Wilson Concord, L.P.                               Tennessee
Woodbury Estates, L.P.                             New Jersey
The Woods at Highland Lakes, L.P.                  Ohio
The Woods at Long Valley, L.P.                     New Jersey
The Woods at Muddy Branch Limited Partnership      Maryland
Wrightstown Hunt, L.P.                             Pennsylvania
Yardley Estates, L.P.                              Pennsylvania
Belmont Country Club I LLC                         Virginia
Belmont Country Club II LLC                        Virginia
Big Branch Overlook L.L.C.                         Maryland
Brier Creek Country Club I LLC                     North Carolina
Brier Creek Country Club II LLC                    North Carolina
C.B.A.Z. Construction Company LLC                  Arizona
C.B.A.Z, Holding Company LLC                       Delaware
Creeks Farm L.L.C.                                 Maryland
Dominion Valley Country Club I LLC                 Virginia
Dominion Valley Country Club II LLC                Virginia
ELB Investments I LLC                              Illinois
ELB Investments II LLC                             Illinois
FC Investments I LLC                               Massachusetts
FC Investments II LLC                              Massachusetts
Feys Property LLC                                  Maryland



                                                   State or Other
                                                   Jurisdiction of
                                                   Incorporation or of
Exact name of Guarantor                            Organization
--------------------------------------             --------------------
First Brandywine LLC I                             Delaware
First Brandywine LLC II                            Delaware
Frenchman's Reserve Realty, LLC                    Florida
Golf I Country Club Estates at Moorpark LLC        California
Golf II Country Club Estates at Moorpark LLC       California
High Point at Hopewell, LLC                        New Jersey
Hunts Bluff LLC                                    Maryland
Long Meadows TBI, LLC                              Maryland
Martin County Improvement Association LLC          Florida
Mizner Realty, L.L.C.                              Florida
Mountain View Country Club I LLC                   California
Mountain View Country Club II LLC                  California
Naples Lakes Country Club, L.L.C.                  Florida
Naples TBI Realty, LLC                             Florida
Northville Hills Golf Club LLC                     Michigan
Nosan & Silverman Homes LLC                        Michigan
Palm Cove Golf & Yacht Club I LLC                  Florida
Palm Cove Golf & Yacht Club II LLC                 Florida
Palm Cove Marina I LLC                             Florida
Palm Cove Marina II LLC                            Florida
Regency at Denville LLC                            New Jersey
Regency at Dominion Valley LLC                     Virginia
The Regency Golf Club I LLC                        Virginia
The Regency Golf Club II LLC                       Virginia
RiverCrest Sewer Company, LLC                      Pennsylvania
Sapling Ridge, LLC                                 Maryland
South Riding Realty LLC                            Virginia
SR Amberlea LLC                                    Virginia
Toll Brothers Realty Michigan II LLC               Michigan
Toll Cedar Hunt LLC                                Virginia
Toll DE X, LLC                                     Delaware
Toll-Dublin, LLC                                   California
Toll Equipment, L.L.C.                             Delaware
Toll NJ I, L.L.C.                                  New Jersey
Toll NJ II, L.L.C.                                 New Jersey
Toll Realty L.L.C.                                 Florida
Toll Reston Associates, L.L.C.                     Delaware
Toll VA L.L.C                                      Delaware
Toll VA III L.L.C.                                 Virginia
Virginia Construction Co. I, LLC                   Virginia
Virginia Construction Co. II, LLC                  Virginia
